UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 25, 2022
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THE AES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-12291	54-1163725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100
Arlington, VA 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)
 _________________________________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Corporate Units	AESC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2022, The AES Corporation (the “Company”) and Lisa Krueger mutually determined that Ms. Krueger will cease to serve in her role as the Company’s Executive Vice President and President, U.S. and Utilities SBU on January 25, 2022 in connection with an internal reorganization. She will subsequently serve as a Senior Advisor to the Chief Executive Officer from January 26, 2022 through March 31, 2022, to ensure an orderly transition of her duties. Thereafter, she will continue in a consulting role with the Company for a one-year period from April 1, 2022 through March 31, 2023, at which time she and the Company may mutually determine to extend the consultancy.

In connection with Ms. Krueger’s departure and planned transition to a consulting role, the Company entered into a Separation Agreement (the “Separation Agreement”) and a Consultant Agreement (the “Consultant Agreement”) with her, each dated January 25, 2022.

Under the terms and conditions of the Separation Agreement, Ms. Krueger will be entitled to receive the following payments and benefits in accordance with The AES Corporation Amended and Restated Executive Severance Plan (the “Plan”) upon her termination of employment subject to her execution and non-revocation of a release (the “Release”): (a) a severance payment equal to one times her annualized base salary plus annual target bonus for fiscal year 2022; (b) a pro-rata bonus for fiscal year 2022, if earned, (c) the continuation of medical, dental, and vision benefits for a period of 12 months; (d) outplacement benefits; and (e) reimbursement of business expenses. Pursuant to the terms of the Plan, following her departure, Ms. Krueger will be subject to customary confidentiality, non-disparagement, and protection of intellectual property restrictions, as well as a one-year non-competition/non-solicitation covenant.

Under the terms and conditions of the Consultant Agreement, Ms. Krueger will provide advisory and consulting services to the Company, and in consideration for such services, Ms. Krueger will be paid a monthly fee of $35,000.00 and receive reimbursement of certain reasonable expenses incurred in performing such services. The effectiveness of the Consultant Agreement is also conditioned upon Ms. Krueger’s execution and non-revocation of the Release.

The above descriptions of the material terms of the Separation Agreement, which includes the Release, and the Consultant Agreement, are qualified in their entirety by reference to the full text of the Separation Agreement and the Consultant Agreement, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Safe Harbor Disclosure

This Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, those related to future earnings, growth and financial and operating performance. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions. Forecasted financial information is based on certain material assumptions. These assumptions include, but are not limited to, our expectations regarding the COVID-19 pandemic, accurate projections of future interest rates, commodity price and foreign currency pricing, continued normal levels of operating performance and electricity volume at our distribution companies and operational performance at our generation businesses consistent with historical levels, as well as the execution of PPAs, conversion of our backlog and growth investments at normalized investment levels and rates of return consistent with prior experience.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in AES’ filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the risks discussed under Item 1A “Risk Factors” and Item 7: Management’s Discussion & Analysis in AES’ 2020 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Readers are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Any Stockholder who desires a copy of the Company’s 2020 Annual Report on Form 10-K filed February 24, 2021 with the SEC may obtain a copy (excluding Exhibits) without charge by addressing a request to the Office of the Corporate Secretary, The AES Corporation, 4300 Wilson Boulevard, Arlington, Virginia 22203. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. A copy of the Form 10-K may also be obtained by visiting AES' website at www.aes.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	January 26, 2022	By:	/s/ Paul L. Freedman
		Name:	Paul L. Freedman
		Title:	Executive Vice President, General Counsel and Corporate Secretary